UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 21, 2006

                               WMS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

       Delaware                      1-8300                   36-2814522
    (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)

       800 South Northpoint Blvd., Waukegan, Illinois               60085
          (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (847) 785-3000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment of Voting Proxy Agreement with Sumner M. Redstone

On November 20, 2006, with the approval of the Nevada gaming authorities, WMS Industries Inc. (the "Corporation") entered into a third amendment (the "Amendment") to that certain voting proxy agreement (the "Voting Proxy Agreement"), dated August 25, 1995, by and between the Corporation, Mr. Sumner
M. Redstone, National Amusements, Inc., a Maryland corporation, and Mr. Neil D. Nicastro, granting a voting proxy over any and all shares of common stock of WMS Industries Inc. owned by Mr. Redstone and National Amusements, Inc. in favor of Mr. Neil Nicastro, as proxyholder. Pursuant to the Amendment, Mr. Brian R.
Gamache, President, Chief Executive Officer and a member of the Board of Directors of the Corporation, will replace Mr. Nicastro as proxy holder under the Voting Proxy Agreement. A copy of the Amendment is attached as an exhibit hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

     Exhibits  Description
     --------  -----------
     10.1 Third Amendment to Voting Proxy Agreement, effective as of November 20, 2006, by and between Mr. Sumner M. Redstone, National Amusements, Inc., Mr. Neil D. Nicastro, Mr. Brian R. Gamache and WMS Industries Inc.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WMS INDUSTRIES INC.


Date:  November 21, 2006
                                             /s/ Kathleen J. McJohn
                                             ----------------------------------
                                             Kathleen J. McJohn
                                             Vice President, General Counsel
                                             and Secretary

                                  EXHIBIT INDEX

   Exhibits     Description
   --------     -----------
   10.1         Third Amendment to Voting Proxy Agreement, effective as of
                November 20, 2006, by and between  Mr. Sumner M. Redstone,
                National Amusements, Inc., Mr. Neil D. Nicastro, Mr. Brian R.
                Gamache and WMS Industries Inc.